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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 19, 2006
                                                 (October 19, 2006)

                         CASS INFORMATION SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

           Missouri                     2-80070                  43-1265338
(State or other jurisdiction of       (Commission             (I.R.S. Employer
incorporation or organization)        File Number)           Identification No.)

        13001 Hollenberg Drive
         Bridgeton, Missouri                                            63044
(Address of principal executive offices)                              (Zip Code)

                                 (314) 506-5500
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act.

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

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Item 2.02. Results of Operations and Financial Condition.

      On October 19, 2006, Cass Information Systems, Inc. (the "Company") issued a press release announcing its financial results for the third quarter of fiscal year 2006. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

      The information reported under this Item 2.02 of Form 8-K, including
Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

      (d) Exhibits.

      Exhibit Number       Description
      --------------       -----------------------------------------------------
      99.1                 Press release issued by Cass Information Systems,
                           Inc. dated October 19, 2006 regarding third quarter
                           2006 earnings.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2006

                                     CASS INFORMATION SYSTEMS, INC.


                                     By:    /s/ Lawrence A. Collett
                                            ------------------------------------
                                     Name:  Lawrence A. Collett
                                     Title: Chairman and Chief Executive Officer


                                     By:    /s/ P. Stephen Appelbaum
                                            ------------------------------------
                                            P. Stephen Appelbaum
                                     Title: Chief Financial Officer


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                                  Exhibit Index

      Exhibit Number       Description
      --------------       -----------------------------------------------------
      99.1                 Press release issued by Cass Information Systems,
                           Inc. dated October 19, 2006 regarding third quarter
                           2006 earnings.


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